ABTC

American Battery Technology Company

ABMC | AMERICAN BATTERY METALS CORPORATION

Corporate Presentation

March 2021

American Battery Metals Corporation, DBA American Battery Technology Company

Forward-looking statements:

The following is a presentation from American Battery Metals Corporation (ABML). Certain statements contained in this presentation, including all statements that are not historical facts, contain forward-looking statements and forward looking information within the meaning of applicable securities laws. Such forward-looking statements or information include, but are not limited to, statements or information with the respect to the Company's overall objectives and strategic plans, work programs, exploration budgets, and targets. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "budget", "scheduled", "estimates", "forecasts", "anticipates", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved. With respect to forward-looking statements and information contained herein, we have made numerous assumptions including that, among other things, no significant adverse changes will occur to our planned exploration expenditures, that there will be no significant delays of the completion of our planned exploration programs; as to the continued availability of capital resources to fund our exploration programs; and that the company will not experience any adverse legislative or regulatory changes. Although management believes that the assumptions made and the expectations represented by such statements or information are reasonable, there can be no assurance that any forward-looking statements or information referenced herein will prove to be accurate and actual results may differ materially from those in forward-looking statements. Forward-looking statements and information by their nature involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Factors that could cause the actual result to differ include market prices, exploration and production successes and failures, continued availability of capital and financing, inability to obtain required shareholder or regulatory approvals, and general economic market or business conditions. Forward-looking statements are based on beliefs, estimates and options of the Company's management on the date the statements are made. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable law. The reader is cautioned not to place undue reliance on forward-looking statements.

Management Team

Doug Cole
Chief Executive Officer, Chairman

Career focused on next gen technology, data analytics and resources. Extensive experience in global M&A and global distributions.

Creates, plans, implements, and integrates the strategic direction of ABML.

Ryan Melsert
Chief Technology Officer, Director

Former R&D Manager of Tesla's Battery Materials Processing group, founding member of Gigafactory Design Team.

Leads design and implementation of ABML's lithium-ion battery demanufacturing recycling and primary metal extraction technologies.

Menka Sethi
Chief Operations Officer

Former Director of Location Strategy at Facebook. Led Facebook's global growth strategies and $1B ESG treasury investments.

Leads ABML policy strategy, communications, operations, and marketing.

David Corsaut
Chief Financial Officer

Founder, leader, advisor, trustee, financier of businesses in US, Europe, Latin America and Asia. Managed 100+ successful mergers and acquisitions.

Leads ABML finance strategy and accounting.

Scott Jolcover
Chief Resource Officer

45 years experience in mining, gaming, real estate, and construction, with expertise in water rights, permitting, zoning, legal contracting, and policy.

Oversees ABML's land resource assets and strategic resource partnerships.

Rapid Increase in Demand for Lithium-ion Batteries and Battery Metals

Growth of the Battery Electric Vehicles (BEVs) Market



Projected annual sales
Cumulative sales
500 million vehicles
400
300
200
100
0
Electric vehicles would account for 35% of all new vehicle sales.
2015 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39 '40
Sources: Data compiled by Bloomberg New Energy Finance, Marklines
Bloomberg

Growth of Demand for Battery Metals



Graphite
Nickel
Aluminum
Copper
Lithium
Cobalt
Manganese
2500K Tons
1500K
500K
2015 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 2030
Source: Bloomberg New Energy Finance
Bloomberg

Global demand for battery metals is expected to grow by >10x by 2030 with a total market value of ~$100B/yr.

Rapid growth in the demand for lithium-ion batteries is leading to rapid growth in demand for the constituent battery metals. However, the current battery metals industry is not able to meet this growing demand, and current industry practices lead to battery metals that are high-cost, high environmental impact, and >99% of lithium, nickel, cobalt, and manganese battery metals are produced outside of the US

American Battery Technology Company

American Battery Metals Corporation (ABML)

American Battery Metals Corporation (ABML) is an advanced technology first-mover **lithium-ion battery recycling** and **primary battery metal extraction** company that utilizes internally developed proprietary and disruptive ESG-principled clean technologies to produce **domestically-sourced** battery grade **lithium, nickel, cobalt, and manganese** critical and strategic metals at substantially **lower cost** and **lower environmental impact** than current virgin sourced battery metals in order to support the industry revolution to a Circular Economy.

Industry Currently Operates in Linear Fashion



Landfill
Useful
Product Life
End Use
OEMs
Waste
Products
Individual
Battery Cells
Waste
Cells
Cell
Manufacturers
Active/Inactive
Refined Materials
Waste
Material
Chemical
Refiners
Battery Grade
Metal Feedstocks
Battery Metal
Manufacturers
Li, Ni, Co, Mn
Primary Battery
Metal Resources

Industry is Transitioning to a Circular Economy



EVs, Grid Storage Systems,
Consumer Electronics
End Use
OEMs
Battery Cells
Cell
Manufacturers
Waste Products
Waste Cells
Active/Inactive
Refined Materials
Useful
Product Life
Chemical
Refiners
Waste Material
Second Life
Applications
Battery Metal
Manufacturers
American Battery
Technology Company
Battery Grade
Metal Feedstocks
Li, Ni, Co, Mn
Virgin Resources
(Brines, Clays, Ores)

American Battery
Technology Company

Unlike fossil fuels, elemental battery metals are never consumed, and if an economically competitive battery recycling system can be implemented, then there is an opportunity to move to a closed-loop Circular Economy

American Battery Metals Corporation (ABML)

ABML has the rare ability to provide battery grade metals through both its battery recycling and primary metal extraction operations

Lithium-Ion Battery Recycling

- Developed an integrated process for the recycling of electric vehicle, stationary storage, and consumer electronics lithium-ion batteries
- Members of ABML leadership team were founding designers of Tesla/Panasonic Gigafactory, and have developed a "reverse manufacturing" process to disassemble, separate, and sort subcomponents in **high-speed automated** fashion
- Design won Global Competition hosted and judged by BASF, largest chemical company in the world, for its **low-cost, low-environmental impact**, and closed-loop circular operations
- In process of permitting and constructing one of the largest lithium-ion battery recycling facilities in the world (20,000 MT/yr) in Fernley, NV

Primary Battery Metal Extractions

- While the total mass of batteries in the market continues to increase, battery metals from primary sources will need to be produced alongside recycled metals
- Many current processes for producing battery metals (lithium, nickel, cobalt, manganese) are high-cost, high-environmental impact, and source outside of the US
- ABML has developed a first-of-kind integrated set of processes for the **low-cost and low-environmental impact** manufacturing of lithium hydroxide from extensive Nevada resources
- Received competitive $4.5M grant from US Department of Energy for field pilot validations, partnering with DuPont and American Lithium

Global Corporations Leading Transition to Circular Economy

Stated as Highest Priority Initiatives of 2021

BASF Annual Research Press Conference
December 10, 2020


BASF RESEARCH
PRESS CONFERENCE
CIRCULAR ECONOMY
DECEMBER 10, 2020
BASF

"Companies that can provide solutions for the **transformation to a circular economy** will have a crucial competitive advantage"

- Dr. Martin Brudermüller, Chairman of the Board of Executive Directors and CTO of BASF

Enabling a Circular Economy at DuPont Report


DUPONT
Enabling a
Circular economy

In a resource-constrained world where extraction and waste are damaging ecosystems, DuPont recognizes the need to move away from linear "take-make-waste" models and better understand **how science and innovation can enable a circular economy**.

American Battery Technology Company

Current Commercial Lithium-Ion Battery Recycling Facilities are Not Competitive


High Temperature Smelting
Metal Matte Processing
Final Purifications
Toxic Air Emissions
Battery Feedstock
Extracted Matte
Industrial Metals
Nickel
Cobalt
Copper
Toxic Water Emissions
Al, Mn, Li slag
Remaining Impurities

Pyrometallurgy-based Recycling Systems

- Generation of **large amounts of air pollution** (fluorine, phosphorous, sulfur-based emissions)
- High value materials mixed with low value materials, results in **costly and low efficiency** extraction and recovery processes, zero recovery of lithium
- Metal products can often only be sold to industrial market, **not to higher value battery market**
- No commercial scale recycling facilities in North America, >75% capacity in China
- **High capital costs** per throughput, result of high-temperature smelting based processes
- Long processing residence times, several disjointed facilities required

American Battery Technology Company

Design of Purpose-Built Lithium-Ion Battery Recycling System

Two sets of technologies are needed in order for recycling facilities to become economically competitive

High-Speed "Reverse Manufacturing"

- Hands-free automated handling and disassembly of large format non-discharged modules and cells of a variety of form factors and OEM's
- Automated dissection of non-discharged individual cells, separation and sorting of subcomponents
- Understanding of how to systematically liberate metal foils, from powders, from casings, from insulators, from dissolved species, and from liquids
- Operating flexibility to be able to process fresh vs aged cells and components with drastically different attributes
- Closed-loop management of liquid electrolyte, dissolved species, water, and volatile vapors

Targeted Selective Cathode Grade Metal Extractions

- High efficiency and low reagent consumption, selective dissolutions of high solid content slurries and filter cakes
- Strategic hierarchy of selective impurity removals with minimal losses of high value materials
- Selective extraction of elemental metals with high recovery efficiencies and minimal impurity uptake
- Refinement of elemental metals to battery cathode grade specifications, conversion to final products
- Targeted and low-cost regeneration of chemical reagents

American Battery Technology Company

Design of Purpose-Built Lithium-Ion Battery Recycling System

Two sets of technologies are needed in order for recycling facilities to become economically competitive

2015 - 2016

- Current ABML engineering team helped lead design and construction of Tesla/Panasonic lithium-ion battery Gigafactory
- Design of manufacturing and utility processes, defect material failure mode post-mortems, analytical quality assessments





ABML CTO, Ryan Melsert, former Tesla engineer, hosts 1 of 5 Expert stations explaining fundamentals of manufacturing processes during **Gigafactory Grand Opening** event in July 2016

2017 - 2018

- Current ABML engineers founded Battery Cell Material Processing group within Tesla R&D team
- Sourcing of unconventional resources (Li, Ni, Co bearing), first principles development of novel extraction methods, purification and synthesis of new active cathode material





Battery cathode grade specification Nickel Sulfate Hexahydrate (left) and Lithium Hydroxide Monohydrate (right) manufactured by ABML recycling processes

American Battery Technology Company

Strategic Design: Integrated Recycling System to Enable Circular Economy



Battery Manufacturing
End-Use OEM's
Integrated Modules
Formation cycled cells
Electrolyte filled, pre-charged, sealed cells
Cell Manufacturers
Calendared, cut, electrode stacks/rolls
Coated Electrodes
Active Slurries, Support Material
Chemical Refiners
Refined Active/Inactive Materials
Battery Grade Feedstocks
Feedstock Suppliers
Commodity Feedstocks
Ores, Brines
Battery De-Manufacturing
Integrated Modules
Module aluminum
Module plastics
Individual Cells
Cell casing Al/Fe/Steel
Scrap Al Foil
Scrap Cu Foil
Active/Passive Material Slurry
Battery Grade Feedstocks
$NiSO_4$, $CoSO_4$, $MnSO_4$, LiOH
No hazardous waste, zero liquid discharge

- **Avoidance of air and liquid pollutant emissions** through strategic design, no high-temperature operations
- Separation of low value materials early in processing train, allows for **high recovery and high purity** of high value products
- Metal products need to be manufactured to meet battery cathode specifications to be able to **re-enter supply chain in closed-loop fashion**
- Throughput of recycling facilities equal to that of manufacturing facilities, per region
- **Low capital costs**, through avoidance of high-temperature operations and minimal generation of waste
- Short processing residence times through high-speed strategic disassembly and material handling

American Battery Technology Company

Global Competition to Identify Best Lithium-Ion Battery Recycling Technology

- In 2019, **BASF**, one of the largest Cathode Manufacturers in North America, along with Stanley Black & Decker, hosted a global competition to identify most promising lithium-ion battery recycling technologies in the world. Winner of competition to receive:
  - Entry into BASF accelerator program, hosted by **Greentown Labs in Boston, MA**, one of the largest clean technology business incubators in the world
  - Cash grant and support funds; Unlimited access to BASF wet chemistry development laboratory within Greentown Labs
  - Dedicated contacts within BASF organization (Cathode R&D, Cathode Manufacturing, Battery Metals Procurement, M&A)

Over 100 applicants, ABML selected as sole winner of Battery Recycling portion of Circularity Challenge

BASF
We create chemistry

Stanley Black & Decker

Greentown Labs

CIRCULARITY CHALLENGE




GREENTOWNLABS

Industry Evaluation of ABML Integrated Recycling Technologies

US Advanced Battery Consortium (USABC)

"The overall objective of this RFPI *(Request for Proposal Information)* is to **challenge the existing recycling business model** and innovate towards a value driven, self-sustaining model for large-format lithium-ion batteries."



EVs, Grid Storage Systems, Consumer Electronics
End Use OEMs
Battery Cells
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Useful Product Life
Chemical Refiners
Waste Material
Second Life Applications
Battery Metal Manufacturers
American Battery Technology Company
Battery Grade Metal Feedstocks
Li, Ni, Co, Mn
Virgin Resources
(Brines, Clays, Ores)

ABML has submitted proposal for this opportunity, including:

- Receipt of full automotive battery packs composed of large-format cells
- Recycling of battery packs and extraction of battery metals and refining of products to meet rigorous battery cathode feedstock specifications
- Synthesis of new active cathode materials (>500 kg)
- Fabrication of **large-format automotive battery cells**, utilizing active cathode made from recycled battery metal feedstocks
- Performance testing of large format cells made from recycled vs virgin sourced battery metals

Evaluation of Primary Lithium Technologies by Industry/Government

$4.5M Grant for Critical Materials Innovations

Selected for award negotiations January 20, 2021

- Utilizing extensive lithium-rich claystone sedimentary resource as feedstock which is unique to Western Nevada
- **Bench-scale validations** of first-of-kind internally ABML developed technology for selective extraction of lithium from claystone resources; drastically reduced chemical reagent consumption and **environmental impact**
- Construction of **field demonstration** ~5 MT/day system that takes in claystone resource and produces **battery grade lithium hydroxide (LiOH)**
- Deployment of this system directly to the claystone resource in Western Nevada for long duration field validations

"Field Demonstration of Selective Leaching, Targeted Purification, and Electro-Chemical Production of Battery Grade Lithium Hydroxide Precursor from Domestic Claystone Resources"

DEPARTMENT OF ENERGY · UNITED STATES OF AMERICA

DUPONT™

AMERICAN LiTHIUM

Pilot Plant and Global Development Center
Fernley, Nevada

- 20,000 MT/year lithium-ion battery recycling pilot plant; permitting and design-build construction commenced, operations by Q4 2021 and revenue generation by Q1 2022
- Onsite global development center supports both recycling and primary battery metal extraction technologies; analytical lab, process lab, and piloting bays evolution of technologies from conceptual to commercialization
- Access to low-cost electricity and utilities; nearby rail and highway infrastructure
- Estimated benefit to the local economy of over $348M in first 10 years of operation
- Located in an Opportunity Zone
- Scalable and repeatable opportunity for future plants



Industry Landscape

Company Name	Regions of Operation	Lithium-Ion Battery Recycling	Primary Battery Metal Extractions	Market Valuation
REDWOOD MATERIALS	US / Nevada	**Pyrometallurgy** High Env Impact / Low Margin	None	*Privately Held*
Li-Cycle™	Canada / US	**Hydrometallurgy** Low Env Impact/ High Margin	None	$1.7B *As of SPAC acquisition 2/17/21*
northvolt®	Europe / Sweden, Germany, Poland	**Hydrometallurgy** Low Env Impact/ High Margin	None	> $3B raised *As of 12/20/2020*
LithiumAmericas	US / Nevada, Argentina	None	**Lithium Carbonate** Med Env Impact / High Acid Consumption	$2.3B *Market Cap 3/01/2021*
American Battery Technology Company	US / Nevada	**Hydrometallurgy** Low Env Impact/ High Margin	**Lithium Hydroxide** Low Env Impact / Low Acid Consumption	

Sources: https://www.spglobal.com/platts/en/market-insights/latest-news/metals/072920-ev-battery-maker-northvolt-secures-3-billion-in-fundingdebt

Timeline, Milestones, and Estimated Costs

$35M – Pilot Plant
$100M – Successive Recycling Plants
$15M – Working Capital

Q1 2021
Submit City plant permits.
Start feedstock acquisition.
Entering offtake agreements.
Close water acquisition.

Q2 2021
Submit State plant permits.
Order plant equipment.
Start site work.

Q3 2021
Start plant building shell.

Q4 2021
Start plant Tenant Improvements.
Install plant equipment.

Q1 2022
Commission pilot plant.
Start plant ops.
Black mass production starts.

Q2 2022
Acquire site for Commercial Plant 1.

Q3 2022
Start Commercial Plant 1 permitting.

Q4 2022
Battery grade metals production starts.

2023
Construct Commercial Plant 1
Acquire site for Commercial Plant 2
Start Commercial Plant 2 permitting

2024
Construct commercial Plant 2

American Battery Technology Company

American Battery Technology Company

Capitalization

Fully Diluted Cap Table

March 9, 2021

Securities*	
Common Stock issued and outstanding	534,327,859
Series C Preferred Stock (common stock equivalent)**	19,216,000
Warrants (WAEP $0.13)	56,166,000
Fully Diluted	**609,709,859**
Debt	**$0**

* Each of our five directors own 100,000 shares of our non-convertible Series A Preferred Stock, each share of which entitles the holder the votes of 1,000 shares of Common Stock. Subject to applicable law, the Company may, at any time and from time to time, purchase any shares of the Series A Preferred Stock from the holders.

** 240,200 Series C preferred shares with a stated value of $10.00 per share, each share convertible into 80 shares of common stock. Pays the holder dividends at the rate per share (as a percentage of the Stated Value) of 8% per annum. The dividends shall be payable at the Company's option either in cash or in common shares of the Company.

American Battery Technology Company

Summary

- American Battery Metals Corporation is providing disruptive and clean lithium-ion **battery recycling** and **primary metal extraction** technologies to meet the accelerating demand for battery grade metals for a circular economy
- Our process reduces e-waste, **mitigates reliance on high impact mining**, reduces air and water pollution, strengthens national security and domestic supply chain, and supports the transition to a next gen **closed-loop circular economy**
- **Highly experienced team** with first-hand knowledge of advanced lithium-ion battery manufacturing processes at Tesla Gigafactory, and advanced metal extraction and manufacturing processes within initiated Tesla R&D Battery Materials Processing team
- Have won global competition from one of the **largest customers of battery cathode metals in North America (BASF)**, and formed partnerships and won awards with industry leaders (DuPont, US DOE, US Automakers, Critical Materials Institute)
- Pilot facility, revenue generating by Q2 2022, will process 20,000 metric tons per year of battery feedstock to produce Nickel, Cobalt, Manganese, and Lithium battery cathode grade metals as well as Copper, Aluminum, Steel and other scrap metals
- **We aspire to be the dominant ESG principled US-based company in battery metal extraction and recycling technology—creating a circular economy for critical and strategic battery metals**

Parting Thoughts



Ulrich Ernst · 2nd
Chairman, CEO of Blackstone Resources AG, Baar, Switzerland info@blackstoneres...
4h ·

The #battery industry is set to become a $100 billion industry. But this pales in comparison to #Tesla and its market Which is now pushing north of $800 billion.

Frankly, these projections are very underwhelming, but they reflect the way the market is behaving. Investors are massively underestimating how important the battery industry will be in the future for our global economy. Without better battery technology, you can forget about Tesla's and #ElectricCars. You can also forget about a realistic #cCeanEnergy solution that mass #BatteryStorage could provide.

This might be a $100 billion industry today, but tomorrow it will most certainly be a multitrillion dollar industry. This is the time to invest in battery companies who are going to bring the next generation of batteries to the market.

"Tomorrow it will certainly be a multitrillion dollar industry."

– Chairman, CEO Blackstone Resources AG

American Battery Technology Company

Contact

Doug Cole
Chief Executive Officer
dcole@batterymetals.com

David Corsaut
Chief Financial Officer
dcorsaut@batterymetals.com

www.americanbatterytechnology.com